FOURTH AMENDMENT

TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Fourth Amendment (the “Amendment”) to a certain Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the “Borrower”), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the “Agent”), and Citizens Bank of Pennsylvania, as lender (the “Bank”).
WHEREAS, the Bank and the Borrower made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011, a certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 24, 2011, and a certain Third Amendment to Second Amendment and Restated Loan and Security Agreement dated as of December, 2011 (collectively, the “Original Loan and Security Agreement”), and in connection therewith, the Borrower executed and delivered a Sixth Amended and Restated Revolving Credit Note payable to the order of the Bank, in the original principal amount of $15,000,000.00, dated February 19, 2009 (the “Original Revolving Promissory Note”); and
WHEREAS, as security for (a) the punctual performance in full by the Borrower of its obligations under the Loan Documents (as such term is defined in the Original Loan and Security Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrower to the Bank, in each case whether presently existing or hereafter arising (collectively, the “Secured Obligations”), the Borrower granted a security interest to the Bank in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement; and

WHEREAS, the Borrower has requested the Bank amend certain terms and provisions of the Original Loan and Security Agreement, and the Bank is willing to consent to such modifications upon the terms and conditions set forth herein, and in a certain Seventh Amended and Restated Revolving Credit Note to be executed and delivered by the Borrower to the Bank simultaneously herewith (the “Restated Credit Note”).
NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement, and the Original Loan and Security Agreement shall be so amended, from and as of the date hereof.
2. The Original Loan and Security Agreement shall be amended so that all references to “Agreement” contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time.
3. The first sentence of the definition of “Applicable LIBOR Rate Margin” found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Applicable LIBOR Rate Margin – The amount to be added to the applicable LIBOR Rate to determine the applicable LIBOR Based Rate for all amounts outstanding under the Loans which bear interest at the LIBOR Based Rate, which amount shall be determined in accordance with the ratio of the Borrower’s Total Funded Debt to EBITDA a set forth in the following matrix:

Total Funded                                           Applicable
Debt to EBITDA                                    LIBOR Rate Margin
≥ 2.50x                                                   200 b.p.
≥ 2.25x but <2.50                                     175 b.p.
≥1.25x but < 2.25x                                   150 b.p.
< 1.25x                                                    125 b.p.

4. The first sentence of the definition of “Applicable Prime Rate Margin” is hereby amended and restated in its entirety as follows:

Applicable Prime Rate Margin -The amount to be added to the applicable Prime Rate to determine the applicable Prime Based Rate for all amounts outstanding under the Loans which bear interest at the Prime Based Rate, which amount shall be determined in accordance with the ratio of the Borrower’s Total Funded Debt to EBITDA as set forth in the following matrix:

Total Funded                                                  Applicable
Debt to EBITDA                                           Prime Rate Margin
≥ 2.50x                  25 b.p.
≥ 2.25x but < 2.50x                0 b.p.
≥ 1.25x but < 2.25x                0 b.p.
< 1.25x                          0 b.p.

5. The definition of “EBITDA” found in Section 1.1 of the Original Loan Agreement is hereby amended and restated in its entirety as follows:

EBITDA - The sum of (i) Net Income (including, to the extent not otherwise recognized, any realized gains or losses from foreign exchange transactions) before interest, taxes, depreciation and amortization, (ii) Non-Cash Charges, and (iii) the net loss if any (expressed as a positive number) arising solely from Permitted Asset or Stock Sales up to an amount, which when added to other net losses previously recognized under this subparagraph (iii) does not exceed $5,000,000.00 in the aggregate.

6. The definition of “Fixed Charge Ratio” found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“Fixed Charge Ratio”

(A)  If there is no Total Funded Debt outstanding in the fiscal quarter in which a Distribution is paid or in the fiscal quarter immediately following such fiscal quarter:

The sum of EBITDA, plus 150% of paid Distributions, divided by the sum of (i) interest expense, plus (ii) income taxes paid, plus (iii) scheduled principal payments, plus (iv) Unfunded Capital Expenditures, plus (v) paid Distributions.

(B)  If there is Total Funded Debt outstanding in the fiscal quarter in which a Distribution is paid or in the fiscal quarter immediately following such quarter:

The sum of EBITDA, divided by the sum of (i) interest expense, plus (ii) income taxes paid, plus (iii) scheduled principal payments, plus (iv) Unfunded Capital Expenditures, (v) plus paid Distributions.  (In the event an amount attributable to a paid Distribution was added to the numerator of the Fixed Charge Ratio pursuant to subparagraph (A) above during the testing period in question, that amount shall continue to be included in the numerator for purposes of determining the Fixed Charge Ratio pursuant to this subparagraph (B)).

(In calculating the denominator of the Fixed Charge Ratio: (i) any deferred portion of a purchase price required to be paid by the Borrower in connection with a Permitted Acquisition shall not be considered; and (ii) solely for the relevant reporting periods, the Permitted Dividend, if made, shall not be considered in calculating the numerator and denominator of the Fixed Charge Ratio).

7. The definition of “Revolving Credit Limit” found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Revolving Credit Limit –$35,000,000.00

8. The definition of “Revolving Credit Maturity Date” found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Maturity Date”  -  December 11, 2019.

9. The definition of “Revolving Credit Notes” found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Notes” - Those notes described in Section 2.1(b), as they may be amended, supplemented, replaced or restated from time to time, including without limitation that certain Seventh Amended and Restated Revolving Credit Note in the original principal amount of $35,000,000.00.

10. Section 1.1 of the Original Loan and Security Agreement is hereby amended by adding the following definition of “Cash Equivalents,” as follows:

“Cash Equivalents” (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof, (b) commercial paper maturing no more than one hundred twenty (120) days from the date of creation thereof and having a rating reasonably acceptable to the Lenders, (c) certificates of deposit maturing no more than one hundred twenty (120) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency; provided that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder.

11. Section 1.1 of the Original Loan and Security Agreement is hereby amended by adding the following definition of “Modified Current Ratio,” as follows:

Modified Current Ratio - The sum of cash plus Cash Equivalents plus accounts receivables, divided by the sum of outstanding Revolving Credit Loans plus all Letter of Credit Outstandings.

12. Section 1.1 of the Original Loan and Security Agreement  is hereby amended by adding the following definition of “Permitted Dividend,” as follows:

“Permitted Dividend” - A one-time dividend of up to $2.00 per share declared in 2014, and payable to the shareholders of RCM in the aggregate amount of up to $26,500,000, which will be substantially paid on or before December 31, 2014 and which amount includes 2014 Unvested Dividend Equivalents (as defined below).  All Parties acknowledge that certain employees, directors and contractors hold dividend equivalent rights under unvested restricted share unit agreements which dividend equivalent rights shall be accrued before December 31, 2014 but paid after December 31, 2014 (the “2014 Unvested Dividend Equivalents”).  In no event shall the 2014 Unvested Dividend Equivalents exceed $1,100,000.

13. Section 2.5(b) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(b)  Unused Line Fee.  So long as the Revolving Credit Facility is outstanding and has not been terminated pursuant to the terms hereof, the Borrower shall unconditionally pay to the Agent, for the benefit of the Lenders in accordance with their Pro Rata Percentages, a non-refundable fee (the “Unused Line Fee”) based on the Borrower’s financial condition, tested quarterly, as follows:

Total Funded
Debt to EBITDA                                           Unused Line Fee
≥ 2.50x                                                          20.0 b.p.
≥ 2.25x and < 2.50x                                       15.0 b.p.
≥ 1.25 x and <2.25x                                       12.5 b.p.
< 1.25x                                                         10.0 b.p.

The Unused Line Fee shall be charged on the average daily unused portion of the Revolving Credit Facility calculated by subtracting the sum of the average daily outstanding balance of all Revolving Credit Loans and Letter of Credit Outstanding from $35,000,000.  The Unused Line Fee shall be computed and paid on a quarterly basis, in arrears, on the first day of each April, July, October and January, and on the earlier of (i) the Revolving Credit Maturity Date or the date on which the Revolving Credit Facility is terminated by the Borrower pursuant to Section 2.1(d) hereof, and, in the event the Borrower requests a Line Reduction as provided in Section 2.1(d) hereof, on the effective date of such reduction.

14. Section 2.7 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Use of Proceeds.  The extensions of credit hereunder and the proceeds of the Loans shall be used by the Borrower solely for (i) the financing of Acquisitions (subject to the conditions set forth below), (ii) to finance the Permitted Dividend or such other dividends payable to the shareholders of RCM (for which the Borrower acknowledges the consent of the Lenders is required pursuant to Section 7.6 of this Agreement), (iii) the repurchase of RCM’s outstanding common stock (provided that the total amount of proceeds of the Loans used for such repurchases from and after December 12, 2014 does not exceed $5,000,000.00, in the aggregate), and (iv) for working capital and other general corporate purposes.

15. Section 2.10 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

2.10 Accordion.  Upon the request of Borrower (which request may be made by Borrower only if no Event of Default or Unmatured Event of Default has occurred and/or is continuing), the Lenders agree to consider increasing the Revolving Credit Limit by $15,000,000.00, up to $50,000,000.00 in the aggregate, under the same terms and conditions as reflected herein, with any such increase requiring the unanimous written approval of the Agent and Lenders.  This accordion feature (the “Accordion Feature”) shall be in the sole discretion of the Lenders and Agent and shall not constitute an obligation or commitment to lend.  If the Accordion Feature is agreed to by the Lenders and Agent pursuant to the provisions of this Section 2.10, the Borrower shall be required to take such steps (including without limitation the execution of such documents) as the Agent determines necessary to effectuate the Accordion Feature.

16. Section 6.9(c) is hereby amended and restated in its entirety as follows:

(c)
(i)  Prior to September 29, 2015, the Total Funded Debt to EBITDA ratio shall at no time exceed a maximum ratio of 3.00x; provided however if at any time prior to September 29, 2015, the Total Funded Debt to EBITDA is greater than 2.75x, but less than 3.00x, the Borrower shall also be required to maintain a Modified Current Ratio on the applicable testing date of not less than 1.20x.  (During the period the Modified Current Ratio is deemed to be in effect under this Section 6.9(c), the Borrower will be required to deliver an accounts receivable aging report in form acceptable to the Bank, to be delivered with the Borrower’s Compliance Certificate after the end of each (i) fiscal quarter of each fiscal year or (ii) fiscal year, of the Borrower (as applicable), during such period).

(ii)  On and after September 30, 2015, the Total Funded Debt to EBITDA ratio shall at no time exceed a maximum ratio of 2.75x.

(iii)  By way of clarification, and not in limitation of the foregoing, in all events on or after September 30, 2015, the Total Funded Debt to EBITDA ratio shall not exceed a maximum ratio of 2.75x.

17. Section 6.9(d) of the Original Loan and Security Agreement is hereby deleted in its entirety.

18. Section 6.18(a) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(a) In the event that Rocco Campanelli leaves his position as CEO and/or Chairman of the Board of Directors of RCM, the Borrower will obtain, within 180 days thereof, the written consent of the Majority Lenders with respect to any proposed replacement, which consent shall not be unreasonably withheld.

19. Section 6.19 of the Original Loan and Security Agreement is hereby amended by adding the following sentence at the end of that Section:

In determining whether the Borrower owns furniture, fixtures, inventory, equipment, intellectual property and leasehold improvements located in Canada having an aggregate book value in excess of $1,500,000.00 U.S. Dollars, any such property (i) which is identified by the Borrower as a “pass-through purchase”, as shown on the most recent financial statements delivered by the Borrower to Agent, shall not be taken into account and (ii) the ownership of which the Borrower can establish, to the Lender’s satisfaction, must be promptly transferred to one of its customers.

20. Section 7.6 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Distributions, Redemptions and Other Indebtedness: The Borrower shall not: (a) declare or pay or make any forms of Distribution to its shareholders, their successors or assigns other than (i) the Permitted Dividend, and (ii) Distributions constituting the repurchase of RCM’s outstanding stock, provided that from and after December 12, 2014, the total amount of such Distributions shall not exceed $5,000,000, in the aggregate; (b) make any prepayments on any existing or future indebtedness for borrowed money to any Person without the prior written consent of the Agent which consent will not be unreasonably withheld; or (c) hereafter borrow money other than from Lenders hereunder except (i) in connection with borrowed money giving rise to a Permitted Lien under Section 7.3(d) and, (ii) in connection with Permitted Acquisitions, subordinated Sellers Notes on terms and conditions reasonably acceptable to the Agent.  Solely for purposes of this Section 7.6, any deferred portion of a purchase price which may be required to be paid by the Borrower in connection with a Permitted Acquisition, based on the performance of the acquired business following the Permitted Acquisition, shall not be considered “borrowed money.

21. Section 8.1(p) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Chief Executive Officer - if Rocco Campanelli is no longer active in his capacity as CEO of RCM, unless a replacement is hired within 180 days that is reasonably satisfactory to the Majority Lenders; or

22. Exhibit 6.11 of the Original Loan and Security Agreement is hereby deleted in its entirety and replaced with the form of Compliance Certificate attached as Exhibit A to this Amendment.

23. Schedule A of the Original Loan and Security Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.

24. Pursuant to the terms of the Original Loan and Security Agreement, as amended herein, the Borrower has provided to the Bank, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, a first priority, perfected security interest in the Collateral.  The Borrower hereby ratifies and confirms the liens and security interests granted under the Original Loan and Security Agreement; and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan and Security Agreement, as set forth herein.  The Borrower acknowledges that the outstanding principal amounts of the Original Revolving Promissory Note are due and owing without any claim, defense or set-off.

25. All representations, warranties and covenants of the Borrower contained in the Original Loan and Security Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrower, whether hereunder, or contained in the Original Loan and Security Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note and each other Loan Document, are satisfied in full.

26. Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan and Security Agreement, and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment, Restated Credit Note and the Original Loan and Security Agreement shall be deemed as complementing and not restricting the Bank’s rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment and Restated Credit Note, and any provision of the Original Loan and Security Agreement, the terms and provisions of this Amendment and Restated Credit Note shall control and prevail.

27. As a condition precedent to the effectiveness of this Amendment, simultaneously with the execution and delivery of this Amendment, the Borrower shall deliver to the Bank the following:

(a) The Restated Credit Note, properly executed;

(b) An incumbency certificate for the Borrower identifying all authorized officers, with specimen signatures;

(c) A written opinion of the Borrower’s independent legal counsel addressed to the Agent for the benefit of all of the Lenders and opinions of such other counsel as the Agent deems necessary;

(d) Certified copies of resolutions of the directors of the Borrower authorizing the execution, delivery and performance of this Amendment, the Restated Credit Note, and any other document hereunder, which resolutions shall be in form and substance satisfactory to the Bank in its sole discretion.

(e) Uniform Commercial Code, judgment, federal and state tax lien searches against the Borrower, at the Borrower's expense, showing that the Collateral is not subject to any Liens except for Permitted Liens, together with Good Standing Certificates from each Borrower's state of creation.

(f) Evidence of the merger of RCM Technology Services Company, Inc. into RCM Technologies (USA), Inc., in form and substance satisfactory to Lender.

28. The Borrower hereby represents, warrants and certifies to the Bank that no Event of Default or Unmatured Event of Default has occurred and is presently existing under the Loan Documents.

29. This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.

30. THE BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE BANK WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.

31. The Borrower hereby agrees that it will pay, or cause to be paid or reimburse the Bank for, all of the Bank’s costs and expenses in connection with this Amendment, including without limitation the fees of its legal counsel.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 12th day of December, 2014.

BORROWER:	RCM TECHNOLOGIES, INC. By: /s/ Kevin D. Miller Print Name: Kevin D. Miller Title: CFO
RCM TECHNOLOGIES (USA), INC. By: /s/ Kevin D. Miller Print Name: Kevin D. Miller Title: CFO
PROGRAMMING ALTERNATIVES OF MINNESOTA, INC. By: /s/ Kevin D. Miller Print Name: Kevin D. Miller Title: CFO
RCMT DELAWARE, INC. By: /s/ Kevin D. Miller Print Name: Kevin D. Miller Title: CFO
RCM TECHNOLOGIES CANADA CORP. By: /s/ Kevin D. Miller Print Name: Kevin D. Miller Title: CFO
BUSINESS SUPPORT GROUP OF MICHIGAN, INC. By: /s/ Kevin D. Miller Print Name: Kevin D. Miller Title: CFO

AGENT:	CITIZENS BANK OF PENNSYLVANA,
as Administrative Agent and Arranger

By:  /s/ Derrick R. Davis

Print Name: Derrick R. Davis
Title: Senior Vice President

LENDERS:                                                                 CITIZENS BANK OF PENNSYLVANIA, as
Lender
By:  /s/ Derrick R. Davis

Print Name: Derrick R. Davis
Title: Senior Vice President

EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE

EXHIBIT 6.11

COMPLIANCE CERTIFICATE

_______________, 20__

Derrick R. Davis, Senior Vice President
Citizens Bank of Pennsylvania
2001 Market Street
Suite 600
Philadelphia, Pennsylvania  19103

Dear Mr. Davis:

I have reviewed the Second Amended and Restated Loan and Security Agreement dated February __, 2009, between RCM Technologies, Inc. and its subsidiaries (collectively, the “Borrower”) and Citizens Bank of Pennsylvania, as heretofore amended (collectively, the “Loan Agreement”).

I hereby certify AS OF _________________, 20___ that (a) the Borrower has observed, performed and complied with each and every one of its respective undertakings contained in the Loan Agreement, and (b) there does not exist any Event of Default or any Unmatured Event of Default (as each such term is defined in the Loan Agreement).

Attached hereto is a copy of the calculations required by Section 6.11 of the Loan Agreement showing compliance with Section 6.9 of the Loan Agreement.

Sincerely,

Name:

Title:

RCM Technologies, Inc.
Covenant Compliance
As of	, 20
($ in thousands)

*All terms utilized herein have meanings ascribed to them in the Loan Agreement

6.9(a)	Fixed Charge Ratio (tested on rolling four quarter basis)

A.	If there is no Total Funded Debt outstanding in the fiscal quarter in which a Distribution is paid or in the fiscal quarter immediately following such fiscal quarter:	$

The Sum Of:
	EBITDA,	$
	150% of paid Distributions (excluding the Permitted Dividend)	$
	Total	$

Divided By Sum Of:
	Interest Expense	$
	Income Taxes Paid	$
	Scheduled Principal Payments	$
	Unfunded Capital Expenditures	$
	Distributions Paid (excluding the Permitted Dividend)	$
	Total	$
	Actual Fixed Charge Ratio	$
Maximum Fixed Charge Ratio
	Compliance		Yes/No

B.	If there is Total Funded Debt outstanding in the fiscal quarter in which a Distribution is paid or in the fiscal quarter immediately following such fiscal quarter:

	EBITDA	$

Divided By The Sum Of:
	(i) Interest Expense	$
	(ii) Income Taxes Paid	$
	(iii) Scheduled Principal Payments	$
	(iv) Unfunded Capital Expenditures	$
	(v) Paid Distributions (excluding the Permitted Dividend)	$
	Total	$

(In the event an amount attributable to a paid Distribution was added to the numerator of the Fixed Charge Ratio pursuant to subparagraph A. above during the testing period in question, that amount shall continue to be included in the numerator for purposes of determining the Fixed Charge Ratio pursuant to this subparagraph B).

Minimum Fixed Charge Ratio
	Compliance		Yes/No

6.9(b)	Capital Expenditures and Purchase Money Financing (tested on rolling four quarter basis)
	Total Capital Expenditures	$
	Total Purchase Money Financing (excluding Acquisitions)	$
	Total	$
Maximum Capital Expenditures and Purchase
	Money Financing	$
	Compliance		Yes/No

6.9(c)	Total Funded Debt to EBITDA (tested on rolling four quarter basis)
	Total Funded Debt	$
	EBITDA	$
	Actual Total Funded Debt to EBITDA	$
Maximum Total Funded Debt to EBITDA
	Compliance		Yes/No

6.9(c)	Modified Current Ratio (if applicable)
The Sum Of:
	Cash	$
	Cash Equivalent	$
	Accounts Receivable	$
	TOTAL	$

Divided by the Sum of:
	Outstanding Revolving Credit Loans	$
	Letter of Credit Outstandings	$
	TOTAL	$

	Modified Current Ratio Compliance		Yes/No

SCHEDULE A

Revolving Credit Facility

Lenders	Revolving Credit Pro Rata Share	Revolving Credit Pro Rata Percentage

Citizens Bank of Pennsylvania	$35,000,000	100%

TOTAL COMMITMENT	$35,000,000	100%